FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 14(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 1996
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                        INTERNATIONAL LEISURE HOSTS, LTD.
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             (Exact name of registrant as specified in its charter)

         Wyoming                        0-3858                   86-0224163
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(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)


     2525 E. Camelback Rd., Suite 275                         85016
     Phoenix, Arizona                                        -------------------
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (602) 955-6100
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   N/A
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          (Former name or former address, if changes since last report)

Item 1.  Changes in Control of  Registrant

         Anthony J. Nicoli died on October 22, 1996. Until his death, Mr. Nicoli was a director and the Chairman and President of International Leisure Hosts, Ltd.

     The New Chairperson and President of the Registrant is Elizabeth A. Nicoli. The vacancy on the Registrant's Board of Directors has not yet been filled.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL LEISURE HOSTS, LTD.
                                            (Registrant)


Dated: 11/6/96                                By
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                                                   /s/ Elizabeth A. Nicoli
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                                                  Chairperson and President
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